UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
Form 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2024
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Cboe Global Markets, Inc.
(Exact name of registrant as specified in its charter)
________________________________________________________
Delaware
(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)
433 West Van Buren Street
Chicago, Illinois 60607
(Address and Zip Code of Principal Executive Offices)
Registrant's telephone number, including area code (312) 786-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2024, the Eighth Amended and Restated Bylaws (the “Bylaws”) of Cboe Global Markets, Inc. (the “Company”) became effective, following approval by the Company’s Board of Directors (the “Board”) and filing with the United States Securities and Exchange Commission. The Bylaws were amended to, among other things:

•Provide that only the board of directors or stockholders that own at least 25% of the outstanding shares of the Company’s common stock can call a special meeting of stockholders;
•Add procedural and disclosure requirements for stockholders calling special meetings of stockholders, including a requirement that the stockholder requesting to fix a record date for purposes of determining stockholders that may demand a special meeting must be a stockholder of record;
•Modify the procedural mechanics and disclosure requirements applicable to stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including, without limitation, to:
◦clarify or limit the scope of certain disclosures required of nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders; and
◦make other modifications to align such provisions with recent developments in Delaware law;
•Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting upon the Company’s request, etc.);
•Modify the procedures and mechanics related to the use of proxies;
•Permit the lead director of the Company (if any) to call a special meeting of the Board; and
•Incorporate other updates, including ministerial and conforming changes.

The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
3.1    Eighth Amended and Restated Bylaws of Cboe Global Markets, Inc., effective as of November 29, 2024
104     Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and Corporate Secretary

Dated: December 4, 2024